Exhibit 99.5 Combining with Innovex to Create a Unique Energy Industrial Platform

Disclaimer Cautionary Statement Regarding Forward-Looking Statements Statements contained herein relating to future operations and financial results or that are otherwise not limited to historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, including, but not limited to, those related to projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Dril-Quip’s and Innovex’s businesses and future financial and operating results, the amount and timing of synergies from the proposed transaction, the combined company’s projected revenues, adjusted EBITDA and free cash flow, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Dril-Quip’s and Innovex’s control. These factors and risks include, but are not limited to: the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, risks related to the proposed transaction, including, the prompt and effective integration of Dril-Quip’s and Innovex’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Dril-Quip’s and Innovex’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction related issues, the impact of general economic conditions, including inflation, on economic activity and on Dril-Quip’s and Innovex’s operations, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, Dril-Quip’s and Innovex’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, and other factors detailed in Dril-Quip’s public filings with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any such statements are not guarantees of future performance and actual outcomes may vary materially from those indicated. Use of Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures as defined under SEC rules. These non-GAAP financial measures include and reflect managements’ current expectations and beliefs regarding the potential benefits of the proposed transaction. Dril-Quip and Innovex believe that the presentation of these non-GAAP measures provides information that is useful to Dril-Quip’s stockholders. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to other measures of financial performance prepared in accordance with GAAP as more fully discussed in Dril-Quip’s and Innovex’s respective financial statements and Dril-Quip’s filings with the SEC. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. Adj. EBITDA is a non-GAAP measure that Innovex defines as net income excluding income taxes, interest income and expense, depreciation and amortization expense, and other expenses / income, primarily representing foreign currency exchange gain/loss, the elimination of earnings from minority investment and other non-operating items, net, further adjusted to exclude certain items which Innovex believes are not reflective of ongoing performance or which are non-cash in nature, including stock-based compensation, transaction related expenses, acquisition integration expenses and IPO preparation expenses. Adj. EBITDA is a non-GAAP measure that Dril-Quip defines as net income excluding income taxes, interest income and expense, depreciation and amortization expense, and other expenses / income, primarily representing stock-based compensation and change in fair value of earn-out liability, among other items, further adjusted to exclude restructuring costs, acquisition costs, gain on asset sale and foreign currency exchange gain/loss. Dril-Quip 2023 Adj. EBITDA are pro forma for full year impact of Great North. Pro forma 2023 Adj. EBITDA includes $30 million of run rate pre-tax synergies. Important Information for Stockholders In connection with the proposed merger, Dril-Quip intends to file with the SEC, a registration statement on Form S-4 that will include a proxy statement/prospectus. Dril-Quip may also file other relevant documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Dril-Quip may file with the SEC. The definitive proxy statement/prospectus (if any when available) will be mailed to the stockholders of Dril-Quip. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED BY DRIL-QUIP WITH THE SEC IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Such stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Dril-Quip, Innovex and the proposed merger once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Additional information is available on Dril-Quip’s website, www.dril-quip.com. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Participants in the Solicitation Dril-Quip and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Dril-Quip’s directors and executive officers including a description of their interests in Dril-Quip is included in Dril-Quip’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Innovex and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dril-Quip stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. © 2020 Dril-Quip®, Inc. All Rights Reserved.

Innovex Introduction Innovex provides downhole solutions for the oil and gas industry worldwide and operates with a customer- and growth-focused mindset. WELL DRILLING & CONSTRUCTION Houston HQ DEPLOYMENT 1,100 Employees Globally Operations & Distribution FISHING & Channels in more than 65 WELL INTERVENTION Countries and regions, COMPLETION including North America, Europe, Caspian and Africa, Latin America, and Middle East and Asia PRODUCTION SOLUTIONS © 2020 Dril-Quip®, Inc. All Rights Reserved.

Transformative Merger Creates Operationally and Financially Strong Company Global Footprint, Resilient Business Mix Best-in-Class Increased Scale and with Balanced Short Technology Platform Complementary Broad Cycle / Long Cycle and Culture for Product Portfolio Exposure Continued Innovation Compelling and Strong Strong Cash Flow Enhanced Focus on Financial Profile with Profile and Balance Operational Excellence Pro Forma Revenue of Sheet Strength More than $1.0B © 2020 Dril-Quip®, Inc. All Rights Reserved.

Complementary Geographic Footprints and Product Portfolios to Drive Investment, Innovation and Growth Global Footprint with Diversified Product Suite: Major manufacturing and service facilities in the U.S., Canada, Europe and Asia offering a mission critical product portfolio across the well lifecycle Resilient Business Mix with Balanced Short Cycle / Long Cycle Exposure: Combination of Innovex onshore consumables and Dril-Quip offshore products provides complementary exposure through the upstream cycle Positioned for Continued Technological Transformation: Premier technology portfolio with network of manufacturing resources to manage capital efficiency Complementary Operating Philosophies: Shared track record and vision of strategic discipline in product portfolio underpinned by customer-led innovation in high moat markets Enhanced Focus on Operational Excellence: Leverage combined operational strength, common growth-focused cultures and significant cross-selling opportunities across both businesses to enhance future growth Strong Cash Flow Profile & Balance Sheet Strength: Enhanced free cash flow generation through capital-light business model, with pro forma net cash position © 2020 Dril-Quip®, Inc. All Rights Reserved.

Combination Enhances Our Financial Profile and Strength Dril-Quip Innovex Revenue 19.1% Revenue 32% $556 $555 $467 $514 $424 $478 $362 $322 $323 $317 $295 2021A 2022A 2023A 2021A 2022A 2023A 29.4% Adj. EBITDA Adj. EBITDA $132 96.6% $102 $95 $59 $46 $30 $41 $34 $15 2021A 2022A 2023A 2021A 2022A 2023A n Dril-Quipn Innovex © 2020 Dril-Quip®, Inc. All Rights Reserved.

Combination Creates a Unique Energy Industrial Platform © 2020 Dril-Quip®, Inc. All Rights Reserved.